PROPERTIES AND ACCUMULATED DEPRECIATION	12 Months Ended
Dec. 31, 2011
PROPERTIES AND ACCUMULATED DEPRECIATION [Abstract]
PROPERTIES AND ACCUMULATED DEPRECIATION

6.	PROPERTIES AND ACCUMULATED DEPRECIATION

	December 31,
(Dollars in millions)	2011	2010
Properties
Land	$113	$77
Buildings and building equipment	772	743
Machinery and equipment	7,176	6,851
Construction in progress	322	237
Properties and equipment at cost	$8,383	$7,908
Less: Accumulated depreciation	5,276	5,063
Net properties	$3,107	$2,845

Cumulative construction-period interest of $148 million and $177 million, reduced by accumulated depreciation of $84 million and $106 million, is included in net properties at December 31, 2011 and 2010, respectively.

Interest capitalized during 2011, 2010, and 2009 was $9 million, $3 million, and $14 million, respectively.

Depreciation expense related to continuing operations was $261 million, $238 million, and $227 million for 2011, 2010, and 2009, respectively.